UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 4, 2005 (October 4, 2005) (Date of Report (date of earliest event reported))
MortgageIT Holdings, Inc. (Exact name of Registrant as specified in its charter)
Maryland	1-32213	20-0947002
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038
(Address of principal executive office)		(Zip Code)
(212) 651-7700 (Registrant's telephone number, including area code)
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure."

On October 4, 2005, MortgageIT Holdings, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, announcing selected preliminary operating data for the third quarter ended September 30, 2005 and providing dividend guidance for the fourth quarter of 2005. In addition, the Company announced that it will release its third quarter 2005 financial results after market hours on Monday, November 7, 2005. The Company will also hold a conference call to discuss its third quarter financial results on Tuesday, November 8, 2005 at 10:00 a.m. Eastern Time. Interested parties may listen to the live call by dialing 800-865-4415 (U.S.) or 973-935-2402 (International) and referencing the conference ID #6569111, or by visiting the MortgageIT Holdings corporate website, http://www.mortgageitholdings.com, to listen to a live conference call webcast. A replay of the conference call will be available through Tuesday, November 15, 2005, at midnight ET. The replay can be accessed by dialing 877-519-4471 (U.S.), and 973-341-3080 (International). The pass code for the replay is 6569111.

The information under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Items 2.02 and 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

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Certain items in this Current Report on Form 8-K, including Exhibit 99.1 hereto, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company's ability to fund a fully leveraged, self-originated loan portfolio, the Company's anticipated loan funding volume and the Company's ability to pay dividends. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: MortgageIT, Inc.'s continued ability to originate new loans, including loans that the Company deems suitable for its securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in the Company's Annual Report on Form 10-K that was filed with Securities and Exchange Commission ("SEC") on March 31, 2005 and from time to time in the Company's other SEC filings. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 8.01    Other Events.

In the September 30, 2005 publication of the Asset-Backed Alert, an article about the Company's mortgage securitizations contained various statements attributed to a representative of the Company. Certain of these statements addressed the Company's expectations regarding the growth of its portfolio of loans in 2006 and the expected amount of loan originations for the second half of 2005. Except as otherwise provided in the press release attached hereto as Exhibit 99.1, the Company does not provide any guidance at this time on the growth of its portfolio of loans in 2006. In addition, the Company has not provided and does not provide any guidance at this time on the expected amount of

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loan originations for the second half of 2005. These statements in the article were incorrectly attributed to the Company and its representative.

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Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

99.1    Press Release of MortgageIT Holdings, Inc., dated October 4, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By:	/s/ Andy Occhino Andy Occhino Secretary

Date: October 4, 2005

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated October 4, 2005 (October 4, 2005)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of MortgageIT Holdings, Inc., dated October 4, 2005.

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